Exhibit 99.3

CBL & Associates Properties, Inc.
Supplemental Financial and Operating Information
For the Three Months Ended March 31, 2008

Consolidated Statements of Operations
(Unaudited; in thousands, except per share amounts)

	Three Months Ended March 31,

	2008	2007

REVENUES:
Minimum rents	$172,032	$154,249
Percentage rents	4,990	6,482
Other rents	5,011	4,415
Tenant reimbursements	86,279	77,671
Management, development and leasing fees	2,938	1,221
Other	7,029	4,980

Total revenues	278,279	249,018

EXPENSES:
Property operating	48,024	43,065
Depreciation and amortization	73,616	56,608
Real estate taxes	23,855	20,646
Maintenance and repairs	17,718	15,291
General and administrative	12,531	10,197
Other	6,999	3,639

Total expenses	182,743	149,446

Income from operations	95,536	99,572
Interest and other income	2,727	2,745
Interest expense	(80,224)	(66,127)
Loss on extinguishment of debt	—	(227)
Gain on sales of real estate assets	3,076	3,530
Equity in earnings of unconsolidated affiliates	979	598
Income tax provision	(357)	(803)
Minority interest in earnings:
Operating partnership	(4,742)	(13,563)
Shopping center properties	(6,049)	(730)

Income from continuing operations	10,946	24,995
Operating income of discontinued operations	680	103
Loss on discontinued operations	—	(55)

Net income	11,626	25,043
Preferred dividends	(5,455)	(7,642)

Net income available to common shareholders	$6,171	$17,401

Basic per share data:
Income from continuing operations, net of preferred dividends	$0.08	$0.27
Discontinued operations	0.01	—

Net income available to common shareholders	$0.09	$0.27

Weighted average common shares outstanding	65,897	65,109

Diluted per share data:
Income from continuing operations, net of preferred dividends	$0.08	$0.26
Discontinued operations	0.01	—

Net income available to common shareholders	$0.09	$0.26

Weighted average common and potential dilutive common shares outstanding	66,109	65,886

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months Ended March 31, 2008

The Company’s calculation of FFO allocable to Company shareholders is as follows (in thousands, except per share data):

	Three Months Ended March 31,

	2008	2007

Net income available to common shareholders	$6,171	$17,401
Minority interest in earnings of operating partnership	4,742	13,563
Depreciation and amortization expense of:
Consolidated properties	73,616	56,608
Unconsolidated affiliates	6,677	3,504
Discontinued operations	2,240	460
Non-real estate assets	(243)	(228)
Minority investors’ share of depreciation and amortization	(348)	(606)
Loss on discontinued operations	—	55

Funds from operations of the operating partnership	$92,855	$90,757

Funds from operations per diluted share	$0.80	$0.78

Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	116,744	116,636

Reconciliation of FFO of the operating partnership to FFO allocable to Company shareholders:
Funds from operations of the operating partnership	92,855	90,757
Percentage allocable to Company shareholders (1)	56.55%	56.20%

Funds from operations allocable to Company shareholders	$52,510	$51,005

(1) Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period. See the reconciliation of shares and operating partnership units outstanding on page 4.

SUPPLEMENTAL FFO INFORMATION:
Lease termination fees	$1,460	$3,369
Lease termination fees per share	$0.01	$0.03

Straight-line rental income	$1,413	$1,124
Straight-line rental income per share	$0.01	$0.01

Gains on outparcel sales	$3,360	$3,799
Gains on outparcel sales per share	$0.03	$0.03

Amortization of acquired above- and below-market leases	$2,597	$2,930
Amortization of acquired above- and below-market leases per share	$0.02	$0.03

Amortization of debt premiums	$1,975	$1,902
Amortization of debt premiums per share	$0.02	$0.02

Income tax provision	$357	$803
Income tax provision per share	$—	$0.01

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months Ended March 31, 2008

Same-Center Net Operating Income
(Dollars in thousands)

	Three Months Ended March 31,

	2008	2007

Net income	$11,626	$25,043

Adjustments:
Depreciation and amortization	73,616	56,608
Depreciation and amortization from unconsolidated affiliates	6,677	3,504
Depreciation and amortization from discontinued operations	2,240	460
Minority investors’ share of depreciation and amortization in shopping center properties	(348)	(606)
Interest expense	80,224	66,127
Interest expense from unconsolidated affiliates	6,626	4,192
Minority investors’ share of interest expense in shopping center properties	(448)	(1,187)
Loss on extinguishment of debt	—	227
Abandoned projects expense	1,713	48
Gain on sales of real estate assets	(3,076)	(3,530)
Gain on sales of real estate assets of unconsolidated affiliates	(284)	(269)
Income tax provision	357	803
Minority interest in earnings of operating partnership	4,742	13,563
Loss on discontinued operations	—	55

Operating partnership’s share of total NOI	183,665	165,038
General and administrative expenses	12,531	10,197
Management fees and non-property level revenues	(8,429)	(6,690)

Operating partnership’s share of property NOI	187,767	168,545
NOI of non-comparable centers	(21,466)	(1,199)

Total same-center NOI	$166,301	$167,346

Malls	$152,781	$154,574
Associated centers	8,110	8,085
Community centers	1,849	1,384
Other	3,561	3,303

Total same-center NOI	166,301	167,346
Less lease termination fees	(811)	(3,369)

Total same-center NOI, excluding lease termination fees	$165,490	$163,977

Percentage Change:
Malls	-1.2%
Associated centers	0.3%
Community centers	33.6%
Other	7.8%

Total same-center NOI	-0.6%

Total same-center NOI, excluding lease termination fee	0.9%

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months Ended March 31, 2008

Company’s Share of Consolidated and Unconsolidated Debt
(Dollars in thousands)

	March 31, 2008

	Fixed Rate	Variable Rate	Total

Consolidated debt	$4,673,477	$1,216,143	$5,889,620
Minority investors’ share of consolidated debt	(24,073)	(3,043)	(27,116)
Company’s share of unconsolidated affiliates’ debt	410,759	65,873	476,632

Company’s share of consolidated and unconsolidated debt	$5,060,163	$1,278,973	$6,339,136

Weighted average interest rate	5.79%	3.75%	5.38%

	March 31, 2007

	Fixed Rate	Variable Rate	Total

Consolidated debt	$3,877,689	$836,753	$4,714,442
Minority investors’ share of consolidated debt	(24,703)	—	(24,703)
Company’s share of unconsolidated affiliates’ debt	208,730	29,902	238,632

Company’s share of consolidated and unconsolidated debt	$4,061,716	$866,655	$4,928,371

Weighted average interest rate	5.93%	6.22%	5.98%

Debt-To-Total-Market Capitalization Ratio as of March 31, 2008
(In thousands, except stock price)

	Shares
	Outstanding	Stock Price (1)	Value

Common stock and operating partnership units	116,941	$23.53	$2,751,622
7.75% Series C Cumulative Redeemable Preferred Stock	460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock	700	250.00	175,000

Total market equity			3,041,622
Company’s share of total debt			6,339,136

Total market capitalization			$9,380,758

Debt-to-total-market capitalization ratio			67.6%

(1) Stock price for common stock and operating partnership units equals the closing price of the common stock on March 31, 2008. The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding
(In thousands)

]
	Three Months Ended
	March 31,

	Basic	Diluted

2008:
Weighted average shares - EPS	65,897	66,109
Weighted average operating partnership units	50,634	50,635

Weighted average shares- FFO	116,531	116,744

2007:
Weighted average shares - EPS	65,109	65,886
Weighted average operating partnership units	50,749	50,750

Weighted average shares- FFO	115,858	116,636

	Three Months Ended
Dividend Payout Ratio	March 31,

	2008	2007

Weighted average dividend per share	$0.55047	$0.51032
FFO per diluted, fully converted share	$0.80	$0.78

Dividend payout ratio	68.8%	65.4%

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months Ended March 31, 2008

Consolidated Balance Sheets
(Unaudited, in thousands except share data)

	March 31, 2008	December 31, 2007

ASSETS
Real estate assets:
Land	$868,233	$917,578
Buildings and improvements	7,207,622	7,263,907

	8,075,855	8,181,485
Less: accumulated depreciation	(1,157,209)	(1,102,767)

	6,918,646	7,078,718
Held for sale	161,298	—
Developments in progress	308,467	323,560

Net investment in real estate assets	7,388,411	7,402,278
Cash and cash equivalents	65,742	65,826
Cash in escrow	2,640	—
Receivables:
Tenant, net of allowance	68,506	72,570
Other	11,233	10,257
Mortgage notes receivable	40,849	135,137
Investment in unconsolidated affiliates	195,397	142,550
Intangible lease assets and other assets	256,170	276,429

	$8,028,948	$8,105,047

LIABILITIES AND SHAREHOLDERS’ EQUITY
Mortgage and other notes payable	$5,889,620	$5,869,318
Accounts payable and accrued liabilities	363,043	394,884

Total liabilities	6,252,663	6,264,202

Commitments and contingencies
Minority interests	888,510	920,297

Shareholders’ equity:
Preferred Stock, $.01 par value, 15,000,000 shares authorized:
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 700,000 shares outstanding	7	7
Common Stock, $.01 par value, 180,000,000 shares authorized, 66,306,773 and 66,179,747 issued and outstanding in 2008 and 2007, respectively	663	662
Additional paid-in capital	999,468	990,048
Accumulated other comprehensive loss	(12,329)	(20)
Accumulated deficit	(100,039)	(70,154)

Total shareholders’ equity	887,775	920,548

	$8,028,948	$8,105,047

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months Ended March 31, 2008

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company’s ability to incur and service debt.

Ratio of EBITDA to Interest Expense
(Dollars in thousands)

	Three Months Ended March 31,

	2008	2007

EBITDA:
Net income	$11,626	$25,043

Adjustments:
Depreciation and amortization	73,616	56,608
Depreciation and amortization from unconsolidated affiliates	6,677	3,504
Depreciation and amortization from discontinued operations	2,240	460
Minority investors’ share of depreciation and amortization in shopping center properties	(348)	(606)
Interest expense	80,224	66,127
Interest expense from unconsolidated affiliates	6,626	4,192
Minority investors’ share of interest expense in shopping center properties	(448)	(1,187)
Income taxes	656	1,071
Loss on extinguishment of debt	—	227
Abandoned projects	1,713	48
Minority interest in earnings of operating partnership	4,742	13,563
Loss on discontinued operations	—	55

Company’s share of total EBITDA	$187,324	$169,105

Interest Expense:
Interest expense	$80,224	$66,127
Interest expense from unconsolidated affiliates	6,626	4,192
Minority investors’ share of interest expense in shopping center properties	(448)	(1,187)

Company’s share of total interest expense	$86,402	$69,132

Ratio of EBITDA to Interest Expense	2.17	2.45

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities
(In thousands)

	Three Months Ended March 31,

	2008	2007

Company’s share of total EBITDA	$187,324	$169,105
Interest expense	(80,224)	(66,127)
Minority investors’ share of interest expense in shopping center properties	448	1,187
Income taxes	(656)	(1,071)
Amortization of deferred financing costs and non real estate depreciation included in operating expense	2,119	1,582
Amortization of debt premiums	(1,975)	(1,902)
Amortization of above and below market leases	(2,597)	(2,930)
Depreciation and interest expense from unconsolidated affiliates	(13,303)	(7,696)
Minority investors’ share of depreciation and amortization in shopping center properties	348	606
Minority interest in earnings - shopping center properties	6,049	730
Gains on outparcel sales	(3,076)	(3,530)
Income tax benefit from stock options	1,501	1,139
Equity in earnings of unconsolidated affiliates	(979)	(598)
Distributions from unconsolidated affiliates	4,163	891
Share-based compensation expense	1,588	2,126
Changes in operating assets and liabilities	(11,119)	4,802

Cash flows provided by operating activities	$89,611	$98,314

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months Ended March 31, 2008

Schedule of Mortgage and Other Notes Payable as of March 31, 2008
(Dollars in thousands)

						Balance
		Maturity Date	Interest Rate
Location	Property			Balance		Fixed	Variable

Operating Properties:
Winston-Salem, NC	Hanes Mall	Jul-08	7.31%	$98,732		$98,732	$—
Nashville, TN	Hickory Hollow Mall	Aug-08	6.77%	81,726		81,726	—
Nashville, TN	The Courtyard at Hickory Hollow Mall	Aug-08	6.77%	3,805		3,805	—
Nashville, TN	Rivergate Mall	Aug-08	6.77%	66,051		66,051	—
Nashville, TN	The Village at Rivergate	Aug-08	6.77%	3,120		3,120	—
Lansing, MI	Meridian Mall	Oct-08	4.52%	85,656		85,656	—
Stillwater, OK	Lakeview Pointe	Nov-08	3.59%	19,239		—	19,239
Milford, CT	Milford Marketplace	Dec-08	4.23%	17,819		—	17,819
High Point, NC	Oak Hollow Mall	Feb-09	7.31%	39,266		39,266	—
Cary, NC	Cary Towne Center	Mar-09	6.85%	83,257		83,257	—
Daytona Beach, FL	Volusia Mall	Mar-09	4.75%	52,124		52,124	—
Fairview Heights, IL	St. Clair Square	Apr-09	7.00%	61,299		61,299	—
Terre Haute, IN	Honey Creek Mall	May-09	4.75%	30,843		30,843	—
Chattanooga, TN	CBL Center II	Aug-09	4.36%	10,985		—	10,985
Burlington, NC	Alamance Crossing	Sep-09	4.00%	70,132		—	70,132
Meridian, MS	Bonita Lakes Mall	Oct-09	6.82%	23,985		23,985	—
Meridian, MS	Bonita Lakes Crossing	Oct-09	6.82%	7,515		7,515	—
Cincinnati, OH	Eastgate Mall	Dec-09	4.55%	54,116	(a)	54,116	—
Little Rock, AR	Park Plaza Mall	May-10	4.90%	39,762		39,762	—
Spartanburg, SC	WestGate Crossing	Jul-10	8.42%	9,243		9,243	—
Burnsville, MN	Burnsville Center	Aug-10	8.00%	64,740		64,740	—
Roanoke, VA	Valley View Mall	Sep-10	5.10%	42,392		42,392	—
Beaumont, TX	Parkdale Mall	Sep-10	5.01%	51,224		51,224	—
Beaumont, TX	Parkdale Crossing	Sep-10	5.01%	8,088		8,088	—
Nashville, TN	CoolSprings Galleria	Sep-10	6.22%	124,696		124,696	—
Stroud, PA	Stroud Mall	Dec-10	8.42%	30,488		30,488	—
Wausau, WI	Wausau Center	Dec-10	6.70%	12,026		12,026	—
York, PA	York Galleria	Dec-10	8.34%	48,721		48,721	—
Lexington, KY	Fayette Mall	Jul-11	7.00%	89,841		89,841	—
St. Peters, MO	Mid Rivers Mall	Jul-11	5.66%	78,748		78,748	—
Panama City, FL	Panama City Mall	Aug-11	7.30%	38,153		38,153	—
Asheville, NC	Asheville Mall	Sep-11	6.98%	65,483		65,483	—
Ft. Smith, AR	Massard Crossing	Feb-12	7.54%	5,633		5,633	—
Houston, TX	Willowbrook Plaza	Feb-12	7.54%	28,822		28,822	—
Vicksburg, MS	Pemberton Plaza	Feb-12	7.54%	1,925		1,925	—
Fayetteville, NC	Cross Creek Mall	Apr-12	5.00%	60,757		60,757	—
Colonial Heights, VA	Southpark Mall	May-12	5.10%	34,853		34,853	—
Asheboro, NC	Randolph Mall	Jul-12	6.50%	13,982		13,982	—
Douglasville, GA	Arbor Place	Jul-12	6.51%	72,592		72,592	—
Douglasville, GA	The Landing at Arbor Place	Jul-12	6.51%	8,194		8,194	—
Jackson, TN	Old Hickory Mall	Jul-12	6.51%	32,065		32,065	—
Louisville, KY	Jefferson Mall	Jul-12	6.51%	40,438		40,438	—
North Charleston, SC	Northwoods Mall	Jul-12	6.51%	57,896		57,896	—
Racine, WI	Regency Mall	Jul-12	6.51%	31,709		31,709	—

					Balance
		Maturity Date	Interest Rate
Location	Property			Balance	Fixed	Variable

Saginaw, MI	Fashion Square	Jul-12	6.51%	55,580	55,580	—
Spartanburg, SC	WestGate Mall	Jul-12	6.50%	50,228	50,228	—
Chattanooga, TN	CBL Center	Aug-12	6.25%	13,862	13,862	—
Livonia, MI	Laurel Park Place	Dec-12	5.00%	48,683	48,683	—
Monroeville, PA	Monroeville Mall	Jan-13	5.30%	123,253	123,253	—
Greensburg, PA	Westmoreland Mall	Jan-13	5.05%	75,353	75,353	—
St. Louis, MO	West County Center	Apr-13	5.82%	157,484	157,484	—
Columbia, SC	Columbia Place	Sep-13	5.45%	30,743	30,743	—
St. Louis, MO	South County Center	Oct-13	5.50%	80,143	80,143	—
Joplin, MO	Northpark Mall	Mar-14	5.50%	38,764	38,764	—
Laredo, TX	Mall del Norte	Dec-14	5.04%	113,400	113,400	—
Rockford, IL	CherryVale Mall	Oct-15	5.00%	90,526	90,526	—
Brookfield, IL	Brookfield Square	Nov-15	5.08%	101,310	101,310	—
Madison, WI	East Towne Mall	Nov-15	5.00%	77,152	77,152	—
Madison, WI	West Towne Mall	Nov-15	5.00%	108,977	108,977	—
Bloomington, IL	Eastland Mall	Dec-15	5.85%	59,400	59,400	—
Decatur, IL	Hickory Point Mall	Dec-15	5.85%	32,173	32,173	—
Overland Park, KS	Oak Park Mall	Dec-15	5.85%	275,700	275,700	—
Janesville, WI	Janesville Mall	Apr-16	8.38%	10,882	10,882	—
Akron, OH	Chapel Hill Mall	Aug-16	6.10%	75,504	75,504	—
Chattanooga, TN	Hamilton Place	Aug-16	5.86%	114,624	114,624	—
Chesapeake, VA	Greenbrier Mall	Aug-16	5.91%	83,289	83,289	—
Midland, MI	Midland Mall	Aug-16	6.10%	37,262	37,262	—
St. Louis, MO	Chesterfield Mall	Sep-16	5.96%	140,000	140,000	—
Southaven, MS	Southaven Towne Center	Jan-17	5.50%	45,274	45,274	—
Charleston, SC	Citadel Mall	Apr-17	5.68%	74,304	74,304	—
Chattanooga, TN	Hamilton Corner	Apr-17	5.67%	16,850	16,850	—
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17	5.67%	22,231	22,231	—
Lafayette, LA	Mall of Acadiana	Apr-17	5.67%	148,603	148,603	—
Layton, UT	Layton Hills Mall	Apr-17	5.66%	106,214	106,214	—
Lexington, KY	The Plaza at Fayette Mall	Apr-17	5.67%	43,869	43,869	—
Cincinnati, OH	Eastgate Crossing	May-17	5.66%	16,539	16,539	—

	SUBTOTAL			$4,370,317	$4,252,142	$118,175

Weighted average interest rate				5.88%	5.93%	4.00%

Debt Premiums (Discounts):
Daytona Beach, FL	Volusia Mall	Mar-09	4.75%	$984	$984	$—
Terre Haute, IN	Honey Creek Mall	Apr-09	4.75%	759	759	—
Little Rock, AR	Park Plaza Mall	May-10	4.90%	2,865	2,865	—
Roanoke, VA	Valley View Mall	Sep-10	5.10%	3,423	3,423	—
St. Peters, MO	Mid Rivers Mall	Jul-11	5.66%	4,281	4,281	—
Fayetteville, NC	Cross Creek Mall	Apr-12	5.00%	5,204	5,204	—
Colonial Heights, VA	Southpark Mall	May-12	5.10%	2,347	2,347	—
Livonia, MI	Laurel Park Place	Dec-12	5.00%	6,810	6,810	—
Monroeville, PA	Monroeville Mall	Jan-13	5.30%	2,128	2,128	—
St. Louis, MO	West County Center	Apr-13	5.82%	(4,052)	(4,052)	—
St. Louis, MO	South County Center	Oct-13	5.50%	(1,971)	(1,971)	—
Joplin, MO	Northpark Mall	Mar-14	5.50%	453	453	—
St. Louis, MO	Chesterfield Mall	Sep-16	5.96%	(2,280)	(2,280)	—

	SUBTOTAL			$20,951	$20,951	$—

Weighted average interest rate				4.86%	4.86%

Total Loans On Operating Properties And Debt Premiums (Discounts)				$4,391,268	$4,273,093	$118,175

Weighted average interest rate				5.87%	5.93%	4.00%

					Balance
		Maturity Date	Interest Rate
Location	Property			Balance	Fixed	Variable

Construction Loans:
Pearland, TX	Pearland Town Center	Jul-10	4.03%	$68,012	$—	$68,012
Pittsburgh, PA	Settler’s Ridge	Dec-10	3.74%	5,409	—	5,409
Statesboro, GA	Statesboro Crossing	Feb-11	3.78%	3,291	—	3,291
St. Louis, MO	West County Center Former Lord & Taylor	Mar-11	3.70%	6,654	—	6,654

	SUBTOTAL			$83,366	$—	$83,366

Lines Of Credit			3.92%	$1,414,602 (d)	$400,000	$1,014,602

Other				$384	$384	$—

Total Consolidated Debt				$5,889,620	$4,673,477	$1,216,143
Weighted average interest rate				5.38%	5.81%	3.73%

Plus CBL’s Share Of Unconsolidated Affiliates’ Debt:
Huntsville, AL	Parkway Place	Jun-08	3.56%	$26,600	$—	$26,600
Port Orange, FL	The Pavilion at Port Orange	Jun-08	4.25%	3,073	—	3,073
West Melbourne, FL	Hammock Landing	Jun-08	4.25%	1,521	—	1,521
West Melbourne, FL	Hammock Landing	Nov-08	4.95%	3,693	—	3,693
Port Orange, FL	The Pavilion at Port Orange	Apr-09	5.02%	5,186	—	5,186
Lee’s Summit, MO	Summit Fair	Jun-10	5.09%	6,476 (b)	—	6,476
Del Rio, TX	Plaza del Sol	Aug-10	9.15%	870	870	—
York, PA	York Town Center	Oct-11	4.32%	19,324	—	19,324
Greensboro, NC	Friendly Center	Apr-13	5.33%	38,812	38,812	—
Greensboro, NC	Renaissance Center Phase II	Apr-13	5.22%	7,850	7,850	—
Greensboro, NC	Friendly Center Office Building	Apr-13	5.33%	1,100	1,100	—
Greensboro, NC	First National Bank Building	Apr-13	5.33%	405	405	—
Greensboro, NC	Green Valley Office Building	Apr-13	5.33%	971	971	—
Greensboro, NC	First Citizens Bank Building	Apr-13	5.33%	2,555	2,555	—
Greensboro, NC	Bank of America Building	Apr-13	5.33%	4,625	4,625	—
Greensboro, NC	Wachovia Office Building	Apr-13	5.33%	1,533	1,533	—
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	5.09%	46,299 (c)	46,299	—
El Centro, CA	Imperial Valley Mall	Sep-15	4.99%	34,666	34,666	—
Raleigh, NC	Triangle Town Center	Dec-15	5.74%	99,637	99,637	—
Greensboro, NC	Renaissance Center Phase I	Jul-16	5.61%	18,235	18,235	—
Clarksville, TN	Governor’s Square Mall	Sep-16	8.23%	13,407	13,407	—
Paducah, KY	Kentucky Oaks Mall	Jan-17	5.27%	14,501	14,501	—
Greensboro, NC	Shops at Friendly Center	Jan-17	5.90%	22,170	22,170	—
Harrisburg, PA	High Pointe Commons	May-17	5.74%	7,711	7,711	—
Harrisburg, PA	High Pointe Commons Phase II	Jul-17	6.10%	12	12	—
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17	5.60%	95,400	95,400	—

	SUBTOTAL			$476,632	$410,759	$65,873

		Minority Interest %
Less Minority Interests’ Share Of Consolidated Debt:
Chattanooga, TN	CBL Center	8.00%	6.25%	$(1,109)	$(1,109)	$—
Chattanooga, TN	CBL Center II	8.00%	4.36%	(879)	—	(879)
Pittsburgh, PA	Settler’s Ridge	40.00%	3.74%	(2,164)	—	(2,164)
Chattanooga, TN	Hamilton Corner	10.00%	5.67%	(1,685)	(1,685)	—
Chattanooga, TN	Hamilton Place	10.00%	5.86%	(11,462)	(11,462)	—
Highpoint, NC	Oak Hollow Mall	25.00%	7.31%	(9,817)	(9,817)	—

	SUBTOTAL			(27,116)	(24,073)	(3,043)

Company’s Share Of Consolidated And Unconsolidated Debt				$6,339,136	$5,060,163	$1,278,973

Weighted average interest rate				5.38%	5.79%	3.75%

					Balance
		Maturity Date	Interest Rate
Location	Property			Balance	Fixed	Variable

Total Debt of Unconsolidated Affiliates:
Huntsville, AL	Parkway Place	Jun-08	3.56%	$53,200	$—	$53,200
Port Orange, FL	The Pavilion At Port Orange	Jun-08	4.25%	6,146	—	6,146
West Melbourne, FL	Hammock Landing	Jun-08	4.25%	3,041	—	3,041
West Melbourne, FL	Hammock Landing	Nov-08	4.95%	7,385	—	7,385
Port Orange, FL	The Pavilion At Port Orange	Apr-09	5.02%	10,372	—	10,372
Lee’s Summit, MO	Summit Fair	Jun-10	5.09%	23,985	—	23,985
Del Rio, TX	Plaza del Sol	Aug-10	9.15%	1,719	1,719	—
York, PA	York Town Center	Oct-11	4.32%	38,648	—	38,648
Greensboro, NC	Friendly Center	Apr-13	5.33%	77,625	77,625	—
Greensboro, NC	Renaissance Center Phase II	Apr-13	5.22%	15,700	15,700	—
Greensboro, NC	Friendly Center Office Building	Apr-13	5.33%	2,199	2,199	—
Greensboro, NC	First National Bank Building	Apr-13	5.33%	809	809	—
Greensboro, NC	Green Valley Office Building	Apr-13	5.33%	1,941	1,941	—
Greensboro, NC	First Citizens Bank Building	Apr-13	5.33%	5,110	5,110	—
Greensboro, NC	Bank of America Building	Apr-13	5.33%	9,250	9,250	—
Greensboro, NC	Wachovia Office Building	Apr-13	5.33%	3,066	3,066	—
Myrtle Beach, SC	Coastal Grand-Myrtle Beach	Oct-14	5.09%	92,598	92,598	—
El Centro, CA	Imperial Valley Mall	Sep-15	4.99%	57,777	57,777	—
Raleigh, NC	Triangle Town Center	Dec-15	5.74%	199,273	199,273	—
Greensboro, NC	Renaissance Center Phase I	Jul-16	5.61%	36,469	36,469	—
Clarksville, TN	Governor’s Square Mall	Sep-16	8.23%	28,225	28,225	—
Paducah, KY	Kentucky Oaks Mall	Jan-17	5.27%	29,002	29,002	—
Greensboro, NC	Shops at Friendly Center	Jan-17	5.90%	44,340	44,340	—
Harrisburg, PA	High Pointe Commons	May-17	5.74%	15,421	15,421	—
Harrisburg, PA	High Pointe Commons Phase II	Jul-17	6.10%	23	23	—
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17	5.60%	190,800	190,800	—

				$954,124	$811,347	$142,777

Weighted average interest rate				5.40%	5.60%	4.25%

(a)	Represents a first mortgage securing the property. In addition to the first mortgage, there is also a $7,750 B-note that is held by the Company.

(b)	Represents the 27% share of the outstanding balance of the construction financing that the Company has guaranteed. The maximum amount that the Company has guaranteed is $31,554.

(c)

Represents a first mortgage securing the property. In addition to the first mortgage, there is also $18,000 of B-notes that are payable to the Company and its joint venture partner, each of which hold $9,000.

(d)

The Company has entered into interest rate swaps on a total notional amount of $400,000 related to its largest secured credit facility to effectively fix the interest rate on that portion of the credit line. Therefore, this amount is currently reflected as having a fixed rate.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months Ended March 31, 2008

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Base Rent PSF	New Initial Base Rent PSF	% Change Initial	New Average Base Rent PSF	% Change Average

All Property Types (1)	872,951	$35.56	$39.23	10.3%	$40.08	12.7%
Stabilized malls	820,391	36.66	40.47	10.4%	41.36	12.8%
New leases	168,762	44.55	54.16	21.6%	56.40	26.6%
Renewal leases	651,629	$34.62	$36.93	6.7%	$37.47	8.2%

Average Annual Base Rents Per Square Foot By Property Type For Small Shop Space Less Than 10,000 Square Feet

	As of March 31,

	2008	2007

Stabilized malls	$29.03	$27.80
Non-stabilized malls	25.14	28.23
Associated centers	11.75	11.83
Community centers	13.51	14.71
Other	18.11	19.53

(1)	Includes Stabilized malls, Associated centers, Community centers and Other.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months Ended March 31, 2008

Top 25 Tenants Based On Percentage Of Total Revenues For The Three Months Ended March 31, 2008

	Tenant	Number of Stores	Square Feet	Annual Gross Rentals (1)	Percentage of Total Annualized Revenues

1	Foot Locker, Inc.	190	733,703	$30,603,513	2.05%
2	Limited Brands, LLC	155	755,719	30,600,325	2.05%
3	The Gap Inc.	105	1,105,430	27,091,696	1.81%
4	Abercrombie & Fitch, Co.	93	626,313	22,992,919	1.54%
5	AE Outfitters Retail Company	80	462,375	20,881,944	1.40%
6	Signet Group plc (2)	119	199,707	19,112,037	1.28%
7	Luxottica Group, S.P.A. (3)	158	342,022	17,003,453	1.14%
8	Finish Line, Inc.	89	440,499	16,773,932	1.12%
9	Zale Corporation	144	150,962	16,184,113	1.08%
10	Express Fashions	53	437,061	15,269,132	1.02%
11	Genesco Inc. (4)	180	246,485	15,163,766	1.01%
12	JC Penney Co. Inc. (5)	75	8,498,635	14,775,733	0.99%
13	New York & Company, Inc.	56	397,360	14,487,883	0.97%
14	The Regis Corporation	211	249,087	12,769,951	0.85%
15	Dick’s Sporting Goods, Inc.	15	902,638	12,287,228	0.82%
16	The Children’s Place Retail Stores, Inc. (6)	68	285,124	11,802,297	0.79%
17	Christopher & Banks, Inc.	89	302,351	11,262,130	0.75%
18	Pacific Sunwear of California	78	279,279	11,077,605	0.74%
19	Charlotte Russe Holding, Inc.	46	318,334	10,986,838	0.74%
20	Aeropostale, Inc.	76	258,479	10,745,110	0.72%
21	Charming Shoppes, Inc. (7)	55	325,926	10,457,028	0.70%
22	The Buckle, Inc.	49	242,066	9,434,145	0.63%
23	Sun Capital Partners, Inc. (8)	55	706,327	9,072,094	0.61%
24	Claire’s Stores, Inc.	121	142,567	9,034,560	0.60%
25	Tween Brands, Inc. (9)	64	259,072	8,530,498	0.57%

		2,424	18,667,521	$388,399,930	25.98%

(1)	Includes annual minimum rent and tenant reimbursements based on amounts in effect at March 31, 2008.

(2)	Signet Group plc operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw’s Jewelers, Osterman’s Jewelers, LeRoy’s Jewelers, Jared Jewelers, Belden Jewelers and Rogers Jewelers.

(3)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut and Pearl Vision.

(4)	Genesco Inc. operates Journey’s, Jarman, Underground Station, Hat World, Lids, Hat Zone and Cap Factory stores.

(5)	JC Penney Co. Inc. owns 30 of these stores.

(6)	The Children’s Place Retail Stores, Inc. also operates The Disney Stores.

(7)	Charming Shoppes, Inc. operates Lane Bryant, Fashion Bug and Catherine’s.

(8)	Sun Capital Partners, Inc. operates Anchor Blue, Fazoli’s, Friendly’s, Life Uniform, Mattress Firm, Mervyn’s, Shopko, Smokey Bones, Souper Salad and The Limited.

(9)	Tween Brands, Inc. operates Limted Too and Justice.

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For the Three Months Ended March 31, 2008

Capital Expenditures for Three Months Ended March 31, 2008
(In thousands)

Tenant allowances	$9,580

Renovations	5,286

Deferred maintenance:
Parking lot and parking lot lighting	1,007
Roof repairs and replacements	802
Other capital expenditures	1,524

Total deferred maintenance expenditures	3,333

Total capital expenditures	$18,199

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized
(In thousands)

2008

Quarter ended:	$596
March 31,	—
June 30,	—
September 30,	—

December 31,	$596

CBL & Associates Properties, Inc.
Supplemental Financial And Operating Information
For The Quarter Ended March 31, 2008

Properties Opened Year-to-date (Dollars in thousands)		Total Project	CBL’s Share of

Property	Location	Square Feet	Total Cost	Cost To Date	Date Opened	Initial Yield(a)

Mall Expansions:
Cary Towne Center - Mimi’s Café	Cary, NC	6,674	$2,243	$1,043	Spring-08	15.0%
Coastal Grand - Ulta Cosmetics	Myrtle Beach, SC	10,000	1,449	1,456	Spring-08	8.7%
Coastal Grand - JCPenney	Myrtle Beach, SC	103,395	NA	NA	Spring-08	NA

Office:
CBL Center II	Chattanooga, TN	74,598	17,120	12,825	January-08	8.6%

		194,667	$20,812	$15,324

Announced Property Renovations and Redevelopments (Dollars in thousands)		Total Project	CBL’s Share of

Property	Location	Square Feet	Total Cost	Cost To Date	Opening Date	Initial Yield(a)

Redevelopments:
Parkdale Mall - Former Dillards (Phase I & II)	Beaumont, TX	70,220	$29,266	$14,513	Jan-08/Fall-08	6.6%
West County - Former Lord & Taylor	St. Louis, MO	90,687	34,149	9,404	Winter-08	9.9%

Mall Renovations:
Brookfield Square	Brookfield, WI	1,132,984	$18,100	$9,096	Fall-08	NA
Georgia Square	Athens, GA	674,738	16,900	10,857	Spring-08	NA

		1,968,629	$98,415	$43,870

Properties Under Development at March 31, 2008 (Dollars in thousands)		Total Project	CBL’s Share of

Property	Location	Square Feet	Total Cost	Cost To Date	Opening Date	Initial Yield(a)

Mall Expansions:
Asheville Mall - Barnes & Noble	Asheville, NC	35,968	$12,123	$783	Spring-09	5.1%
Brookfield Square - Claim Jumpers	Brookfield, WI	12,000	3,430	707	Fall-08	11.9%
High Pointe Commons - Christmas Tree Shops	Harrisburg, PA	34,938	1,741	985	Fall-08	9.0%
Laural Park Place - Food Court	Detroit, MI	34,000	5,588	233	Winter-08	8.6%
Oak Park Mall - Barnes & Noble	Kansas City, KS	35,539	9,657	1,857	Winter-08	6.7%
Southpark Mall - Foodcourt	Colonial Heights, VA	17,150	4,188	2,019	Spring-08	11.0%

Associated/Lifestyle Centers:
Brookfield Square - Corner Development	Brookfield, WI	19,745	8,372	1,508	Fall-08	8.0%
Imperial Valley Commons (Phase I) (b)	El Centro, CA	610,966	11,471	25,070	Summer-09/Summer-10	8.1%

Mixed -Use Center:
Pearland Town Center (Retail Portion)	Pearland, TX	694,417	150,016	109,917	Summer-08	7.8%
Pearland Town Center (Hotel Portion)	Pearland, TX	72,500	17,866	7,213	Summer-08	8.3%
Pearland Town Center (Residential Portion)	Pearland, TX	68,110	10,799	3,035	Summer-08	8.8%
Pearland Town Center (Office Portion)	Pearland, TX	51,560	9,385	330	Summer-08	8.7%

Community/Open-Air Centers:
Alamance Crossing - Theater/Shops	Burlington, NC	82,997	18,882	6,631	Spring-08	8.4%
Hammock Landing (Phase I) (d)	West Melbourne, FL	458,126	77,314	34,198	Spring-09	7.6%
Settlers Ridge (b)	Robinson Township, PA	508,192	117,105	33,763	Summer-09	7.8%
Statesboro Crossing (d)	Statesboro, GA	160,238	20,224	10,817	Fall-08/Summer-10	8.2%
Summit Fair (c)	Lee’s Summit, MO	482,051	22,000	22,000	Fall-08/Summer-09	9.8%
The Pavilion at Port Orange (Phase I) (d)	Port Orange, FL	505,669	145,795	35,219	Fall-09	7.5%

		3,884,166	$645,956	$296,285

(a)	Pro forma initial yields represented here may be lower than actual initial returns as they are reduced for management and development fees.

(b)	60/40 Joint Venture. Amounts shown are 100% of total costs and cost to date as CBL has funded all costs to date. Costs to date are gross of applicable reimbursements.

(c)	CBL’s interest represent 27% of project cost.

(d)	50/50 Joint Venture